UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023 (December 20, 2023)

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Diode Lane Louisville, KY	40299
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LGMK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2023, LogicMark, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the two proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2023 (the “Proxy Statement”).

As of the close of business on October 26, 2023, the record date (the “Record Date”) for the Annual Meeting, 1,419,017 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued, outstanding and entitled to vote, 10 shares of the Company’s Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), were issued, outstanding and entitled to vote, held by one record holder, and 106,333 shares of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), were issued, outstanding and entitled to vote, held by one record holder. Holders of shares of Common Stock and the holder of the shares of Series C Preferred Stock were entitled to one vote per share for each share of Common Stock and/or share of Series C Preferred Stock held by them. The holder of shares of Series F Preferred Stock was entitled to vote on an as-converted to Common Stock basis, entitling such holder to 2,040 votes for the 106,333 shares of Series F Preferred Stock held by such holder. Stockholders holding an aggregate of 605,252.62 votes were present at the Annual Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1 – The six (6) nominees named in the Proxy Statement were elected at the Annual Meeting to serve as the Company’s directors until the Company’s 2024 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results with respect to the election of each such nominee were as follows:

Nominee	For	Withheld
Chia-Lin Simmons	191,140.90	17,587.12
Robert A. Curtis	182,341.90	26,985.12
John Pettitt	182,690.90	26,636.12
Barbara Gutierrez	190,359.90	18,372.12
Thomas Wilkinson	191,443.90	17,288.12
Carine Schneider	191,574.90	17,154.12

There were 396,423 broker non-votes with respect to each such nominee for the first proposal.

Proposal 2 – The appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was ratified by the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter. The final voting results were as follows:

For	Against	Abstain
578,813	16,850.32	1,091.30

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023	LogicMark, Inc.

	By:	/s/ Mark Archer
		Name:	Mark Archer
		Title:	Chief Financial Officer

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